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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT


                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]
Check the appropriate box:
  [_] Preliminary  Proxy  Statement           [_] CONFIDENTIAL, FOR USE OF
                                                  COMMISSION  ONLY  (AS
                                                  PERMITTED BY RULE 14a-6(e)(2))

[X]      Definitive  Proxy  Statement

[_]      Definitive  Additional  Materials

[_]      Soliciting  Material  Under  Rule  14a-12

                           WEINGARTEN REALTY INVESTORS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     ---------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ---------------------------------------------------------------------------
     (4)  Proposed  maximum  aggregate  value  of  transaction:
     ---------------------------------------------------------------------------
     (5)  Total  fee  paid:
     ---------------------------------------------------------------------------

[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:
     ---------------------------------------------------------------------------
     (2)  Form,  Schedule  or  Registration  Statement  No.:
     ---------------------------------------------------------------------------
     (3)  Filing  Party:
     ---------------------------------------------------------------------------
     (4)  Date  Filed:
     ---------------------------------------------------------------------------

Notes:



                           WEINGARTEN REALTY INVESTORS

                 NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS
                              APRIL  20,  2001





TO  OUR  SHAREHOLDERS:

     You are invited to attend our annual meeting of shareholders which will be held at The Junior League of Houston, 1811 Briar Oaks Lane, Houston, Texas, on Friday, April 20, 2001, at 9:00 a.m., Houston time. The purpose of the meeting is to vote on the following proposals:

     PROPOSAL 1:     To elect nine trust managers to serve for a one year
                     term, and until their successors are elected and qualified.

     PROPOSAL 2:     To  approve  the  2001  Long  Term  Incentive  Plan.

     PROPOSAL 3:     To ratify the selection of Deloitte & Touche LLP as
                     Independent auditors  for  the  fiscal  year  ending
                     December  31,  2001.

     The board of trust managers has fixed the close of business on March 15, 2001 as the record date for determining shareholders entitled to notice of and to vote at the annual meeting. A form of proxy card and a copy of our annual report to shareholders for the fiscal year ended December 31, 2000 are enclosed with this notice of annual meeting and proxy statement.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU PLAN TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT, MELLON INVESTOR SERVICES LLC, IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES.


                                         By Order of the Board of Trust Managers


                                         M.  Candace  DuFour,
                                         Vice  President  and  Secretary

March  21,  2001
Houston,  Texas

                                 PROXY STATEMENT



                         ANNUAL MEETING OF SHAREHOLDERS
                             FRIDAY, APRIL 20, 2001




WEINGARTEN  REALTY  INVESTORS
2600  CITADEL  PLAZA  DRIVE
HOUSTON,  TEXAS  77008

     The board of trust managers is soliciting proxies to be used at the 2001 annual meeting of shareholders to be held at The Junior League of Houston, 1811 Briar Oaks Lane, Houston, Texas, on Friday, April 20, 2001, at 9:00 a.m., Houston time. This proxy statement, accompanying proxy and annual report to shareholders for the fiscal year ended December 31, 2000 are first being mailed to shareholders on or about March 21, 2001. Although the annual report is being mailed to shareholders with this proxy statement, it does not constitute part of this proxy statement.

WHO  CAN  VOTE

     Only shareholders of record as of the close of business on March 15, 2001 are entitled to notice of and to vote at the annual meeting. As of March 15, 2001, we had 31,644,225 common shares of beneficial interest issued and outstanding. Each common shareholder of record on the record date is entitled to one vote on each matter properly brought before the annual meeting for each common share held. If you hold common shares through any of our share purchase or savings plans, you will receive voting instructions from that plan's administrator. Please sign and return those instructions promptly to assure that your shares are represented at the annual meeting.

     In accordance with our amended and restated bylaws, a list of shareholders entitled to vote at the annual meeting will be available at the annual meeting and for 10 days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m. local time, at our principal executive offices listed above.

HOW  YOU  CAN  VOTE

     You may vote in person by attending the meeting or by completing and returning a proxy by mail. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card. The named proxies will vote your shares according to your directions. If you do not make any of the selections, proxies will be voted for the election of trust managers, the approval of the 2001 Long Term Incentive Plan and the selection of Deloitte & Touche LLP as our independent auditor.

     You  may  revoke  your  proxy  at  any  time  before  it  is  exercised by:

     giving written notice of revocation to our Secretary, M. Candace DuFour, at Weingarten Realty Investors, P.O. Box 924133, Houston, Texas, 77292-4133;

     timely  delivering  a  properly  executed,  later-dated  proxy;  or voting  in  person  at  the  annual  meeting.

     Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, to be able to vote at the annual meeting. If no direction is given and the proxy is validly executed, the shares represented by the proxy will be voted as recommended by the board of trust managers. The persons authorized under the proxies will vote upon any other business that may properly come before the annual meeting according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. We do not anticipate that any other matters will be raised at the annual meeting.

REQUIRED  VOTE

     The presence, in person or represented by proxy, of the holders of a majority of the common shares (15,822,113 shares) entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. However, if a quorum is not present at the annual meeting, the shareholders, present in person or represented by proxy, have the power to adjourn the annual meeting until a quorum is present or represented. Pursuant to our amended and restated bylaws, abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum at the annual meeting. A broker "non-vote" occurs when a nominee holding common shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     The affirmative vote of the holders of two-thirds of the outstanding common shares (21,096,150 shares) is required for the election of trust manager nominees who have not been previously elected as trust managers. The affirmative vote of the holders of a majority of the common shares (15,822,113 shares) present in person or represented by proxy is required to re-elect trust managers. Any trust manager who is currently on the board shall remain on the board, regardless of the number of votes they receive, unless they are replaced by a nominee who receives the requisite vote to become a new trust manager. All of the nominees for trust manager, except Mr. Crownover, served as our trust managers in 2000. Abstentions and broker non-votes are not counted for purposes of the election of trust managers.

     The affirmative vote of the holders of a majority of the outstanding common shares (15,822,113 shares) entitled to vote, in person or represented by proxy, is required to approve the 2001 Long Term Incentive Plan and other matters to be acted upon at the annual meeting. Abstentions and broker non-votes are not counted for the approval of other matters.

COST  OF  PROXY  SOLICITATION

     The cost of soliciting proxies will be borne by us. Proxies may be solicited on our behalf by our trust managers, officers or employees in person, by telephone, facsimile or by other electronic means.

     In accordance with SEC regulations and the regulations of the New York Stock Exchange, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials and soliciting proxies from the beneficial owners of our common shares.

                                PROPOSAL  ONE
                           ELECTION OF TRUST MANAGERS

     Pursuant to the Texas Real Estate Investment Trust Act, our amended and restated declaration of trust and our amended and restated bylaws, our business, property and affairs are managed under the direction of the board of trust managers. At the annual meeting, nine trust managers will be elected by the shareholders, each to serve until his successor has been duly elected and qualified, or until the earliest of his death, resignation or retirement.
Regardless of the number of votes each nominee receives, pursuant to the Texas Real Estate Investment Trust Act, each trust manager will continue to serve unless another nominee receives the affirmative vote of the holders of 66 2/3% of our outstanding common shares.

     The persons named in the enclosed proxy will vote your shares as you specify on the enclosed proxy form. If you return your properly executed proxy but fail to specify how you want your shares voted, the shares will be voted in favor of the nominees listed below. The board of trust managers has proposed the following nominees for election as trust managers at the annual meeting. Each of the nominees is currently a member of the board of trust managers, except Mr. Crownover, who is a new nominee.



NOMINEES

     STANFORD ALEXANDER, Chairman of the Board of trust managers. Chief Executive Officer from 1993 to December 2000. President and Chief Executive Officer from 1962 to 1993. Trust manager since 1956 and our employee since 1955. President, Chief Executive Officer and a trust manager of Weingarten Properties Trust. Age: 72

     ANDREW M. ALEXANDER, trust manager since 1983. CEO since January 2001. President since 1996. Executive Vice President/asset manager from 1993 to 1996 and President of Weingarten Realty Management Company since 1993. Senior Vice President/asset manager of Weingarten Realty Management Company from 1991 to 1993, and Vice President from 1990 to 1991 and, prior to our reorganization in 1984, Vice President from 1988 to 1990. Mr. Alexander has been our employee since 1978. He is a trust manager of Weingarten Properties Trust and a director of Academy Sports & Outdoors, Inc. Age: 44

     JAMES  W.  CROWNOVER,  trust  manager  nominee  for  2001.   Since  1998,
Mr. Crownover has managed his personal investments. Former Director of McKinsey & Co. (management consulting firm) from 1968 - 1998. Also served As non-executive board Chairman of Xpedior, Inc. from September, 1999 - August, 2000. Mr. Crownover received a BS degree in Chemical Engineering from Rice University (cum laude) in 1966, and an MBA from Stanford Graduate School of Business in 1968. He currently serves as a director on the boards of Unocal Corporation, Great Lakes Chemical Corporation, Altra Energy Technologies and Expedior, Inc. Age: 57

     ROBERT J. CRUIKSHANK, trust manager since 1997. Senior partner of Deloitte & Touche LLP from 1989 to 1993. Since 1993, Mr. Cruikshank has managed his personal investments. Director of Reliant Energy, Inc., Maxxam, Inc., Kaiser Aluminum Corp. and Texas Biotechnology Corp. Age: 70

     MARTIN DEBROVNER, trust manager since 1976. Vice Chairman since 1997. President and Chief Operating Officer from 1993 to 1997. President of Weingarten Realty Management Company from December 1984 to 1993. Executive Vice President from January 1984 to December 1984 and Senior Vice President from 1980 to 1983. Employed by us since 1967. Trust manager of Weingarten Properties Trust. Age: 64

     MELVIN A. DOW, trust manager since 1984. Chairman/CEO of Dow, Cogburn & Friedman, P.C. since 1995. Trust manager of Weingarten Properties Trust. Age:
73

     STEPHEN A. LASHER, trust manager since 1980. President of The GulfStar Group, Inc. since January 1991. Trust manager of Weingarten Properties Trust.
Age:  52

     DOUGLAS W. SCHNITZER, trust manager since 1984. Chairman/CEO of Senterra Real Estate Group, L.L.C. since 1994. Age: 44

     MARC J. SHAPIRO, trust manager since 1985. Vice Chairman of J. P. Morgan Chase & Co., formerly The Chase Manhattan Bank, since 1997. Chairman and Chief Executive Officer of Texas Commerce Bank from January 1994 to 1997. Director of Kimberly-Clark Corporation and Burlington Northern Santa Fe Corporation. Age:
53

     Andrew M. Alexander is the son of Stanford Alexander. Stephen A. Lasher is a first cousin of Douglas W. Schnitzer, a first cousin once-removed of Stanford Alexander and a second cousin of Andrew M. Alexander. Douglas W. Schnitzer is a first cousin once-removed of Stanford Alexander and a second cousin of Andrew M. Alexander. Martin Debrovner is a first cousin of Mrs. Stanford (Joan) Alexander.

     THE  BOARD  OF  TRUST MANAGERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE
ELECTION OF TRUST MANAGERS AS SET FORTH IN PROPOSAL ONE. PROXIES SOLICITED BY THE BOARD OF TRUST MANAGERS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE IN YOUR PROXY.

COMMITTEES  OF  THE  BOARD  OF  TRUST  MANAGERS


                                                                             EXECUTIVE
                              EXECUTIVE    AUDIT     EXECUTIVE  MANAGEMENT  COMPENSATION   PRICING
NAME                  BOARD    OFFICER   COMMITTEE   COMMITTEE  COMMITTEE    COMMITTEE    COMMITTEE
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------

Stanford Alexander     x (1)      x                      x          x                         x
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------
Andrew M. Alexander    x          x                      x          x                         x
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------
Robert J. Cruikshank   x                     x (1)
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------
Martin Debrovner       x          x                      x          x                         x
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------
Melvin A. Dow          x                                                         x
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------
Stephen A. Lasher      x                                 x                       x
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------
Douglas W. Schnitzer   x                     x
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------
Marc J. Shapiro        x                     x                                   x
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------
J.T. Trotter           x                     x
--------------------  ------  ---------  ----------  ---------  ----------  ------------  ---------

(1)    Chairman


     During fiscal year 2000, the board of trust managers held four meetings. No trust manager, other than Mr. Schnitzer, attended less than 75% of the total number of board of trust manager and committee meetings.

     The board of trust managers has an audit committee, an executive committee, a management committee, an executive compensation committee and a pricing committee.

     The functions of the audit committee include recommending to the board of trust managers the appointment of independent auditors, approving the services provided by the independent auditors, reviewing the range of audit and non-audit fees and considering the adequacy of our internal accounting controls. The audit committee met four times in 2000.


                          REPORT OF THE AUDIT COMMITTEE
                         OF THE BOARD OF TRUST MANAGERS


     The following audit committee report shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended or under the Securities Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.


     All members of the audit committee are "independent" as defined in Sections 303.01(B)(2)(a) and (3) of the NYSE listing standards. The audit committee oversees Weingarten's financial reporting process on behalf of the board of trust managers. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The committee reviewed the audited annual financial statements and quarterly financial statements with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee also reviewed the audited annual financial statements and quarterly financial statements with the independent auditors. This involved a review of their judgments as to the quality, not just the acceptability, of Weingarten's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and Weingarten and has received written affirmation from the independent auditors of their independence.

     The committee discussed with the independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of Weingarten's internal controls, and the overall quality of Weingarten's financial reporting. The committee held four meetings during fiscal 2000.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of trust managers (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The committee and the board have also recommended, subject to shareholder ratification, the selection of Weingarten's independent auditors.

     The full responsibilities of the committee are set forth in the audit committee's charter, which is reviewed and updated annually, approved by the board of trust managers and is included as Appendix A to this proxy statement.
                                             ----------

                                 AUDIT COMMITTEE
                               Robert J Cruikshank
                              Douglas W. Schnitzer
                                 Marc J. Shapiro
                                  J. T. Trotter

     The executive committee may enter into transactions to acquire and dispose of real property valued at up to $100,000,000. The executive committee also has the authority to execute certain contracts and agreements, including agreements to borrow money and enter into financial derivative contracts. The executive committee did not meet in person during 2000, but conducted business by the execution of 17 unanimous written consents during the year.

     The management committee may enter into transactions to acquire and dispose of real property valued at up to $50,000,000. The management committee also has the authority to execute certain contracts and agreements, including agreements to borrow money and enter into financial derivative contracts. The management committee did not meet in person during 2000, but conducted business by the execution of one unanimous written consent during the year.

     The executive compensation committee establishes the compensation of executive officers and administers management incentive compensation plans. The executive compensation committee met three times in 2000.

     The pricing committee is authorized to exercise all the powers of the board of trust managers in connection with the offering, issuance and sale of our securities. The pricing committee did not meet in 2000.

COMPENSATION  OF  TRUST  MANAGERS

During fiscal 2000, our six non-employee trust managers received compensation as follows:

     Annual  retainer  fee . . . . . . . . . . . . . . . . . . . . . . . .$2,500
     Fee  for  each  board  meeting  attended. . . . . . . . . . . . . . . 1,000
     Fee  for  each  committee  meeting  attended. . . . . . . . . . . . .   500

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     During fiscal 2000, three of our independent trust managers served on the executive compensation committee. The executive compensation committee members are Messrs. Dow, Lasher and Shapiro.

     Mr. Shapiro, Vice Chairman of J.P. Morgan Chase & Co., parent of The Chase Manhattan Bank, serves on the executive compensation committee. We have a $350 million syndicated revolving credit agreement for which Chase is the agent for the syndication. Chase's participation as a syndicate member as of December 31, 2000 was $50 million of the $350 million facility. We also have an agreement with Chase for an uncommitted and unsecured overnight credit facility totaling $20 million. As of December 31, 2000, $230.1 million was outstanding under the two credit facilities.

     Weingarten Properties Trust, a Texas real estate investment trust that owns five shopping centers, shares certain common officers and/or trust managers with us. Messrs. S. Alexander, Debrovner, Dow, Lasher, A. Alexander and Mr. Stephen
C. Richter, our Senior Vice President and CFO, are officers and/or trust managers of Weingarten Properties Trust. During 2000, we advanced funds to Weingarten Properties Trust to fund certain capital needs of Weingarten Properties Trust under a short-term unsecured note bearing interest at the prime rate plus 1%, which ranged from 9.5% to 10.5% during the year. As of December 31, 2000, Weingarten Properties Trust owed us $2,503,054 . The largest amount owed to us during the year was $2,558,053. Weingarten Properties Trust paid us $152,473 in interest on funds borrowed during fiscal year 2000. We currently own 77% of the outstanding common shares of Weingarten Properties Trust and contract to manage its day-to-day business and properties. Weingarten Properties Trust paid us $266,520 during 2000 for the management of its properties and the operation of its business.

     Mr. Dow, Chairman/CEO and a stockholder of Dow, Cogburn & Friedman, P.C. serves on the compensation committee. During fiscal year 2000, we paid Dow, Cogburn & Friedman, P.C. $856,786 for legal services.

     Messrs. S. Alexander, A. Alexander, Debrovner, Dow, Lasher, Richter and Schnitzer are shareholders or officers and/or directors of WRI Holdings, Inc., a Texas corporation. In December 1984, we contributed certain assets and cash to WRI Holdings in exchange for, among other consideration, $26.8 million in original principal amount of debt securities and common stock of WRI Holdings. The assets contributed by us to WRI Holdings included unimproved land in the Railwood Industrial Park in northeast Houston and all of the issued and outstanding capital stock of Plaza Construction, Inc. and Leisure Dynamics, Inc. The debt securities were issued pursuant to three separate trust indentures and originally consisted of $16.7 million in principal amount of debt securities (the "Hospitality Bonds") due December 28, 2004, $7.0 in million principal amount of debt securities (the "Railwood Bonds") due December 28, 2004, and $3.2 million in principal amount of debt securities (the "Plaza Bonds") due December 28, 1994. The Plaza Bonds were extended and are currently due December 28, 2001.

     Interest must be paid on the outstanding principal amount of the Hospitality Bonds at a rate equal to the greater of 16% per annum or 11% of WRI Holdings' pro rata share of the gross revenues per year from the hotel owned by Hospitality Venture, but not more than 18%, the maximum lawful rate in Texas applicable to the Hospitality Bonds. The Hospitality Bonds were structured so that we would, under certain circumstances, receive interest income based on the revenues of the Hospitality Venture. In August 1995, Hospitality Ventures sold seven of the eight hotels it owned. The sales proceeds were remitted to us through WRI Holdings, reducing the principal amount outstanding (net of deferred gain) to $2.4 million as of December 31, 1995. In August 1996, Hospitality Ventures secured financing for the remaining hotel from a third party, the proceeds from which were used to reduce the principal amount outstanding (net of deferred gain) on the Hospitality Bonds to $400,000.

     The outstanding principal amounts owing on the Plaza Bonds at December 31, 2000 was $2.1 million and the accrued interest outstanding which has not been recognized for financial accounting purposes was $5.3 million.

     Interest on the Plaza Bonds accrues at the rate of 16% per annum (the "accrual rate"), but is due and payable quarterly at the rate of 10% per annum (the "pay rate"). The difference between the accrual rate and the amount of interest paid by WRI Holdings at the pay rate on the debt securities is treated as unpaid accrued interest, which will not accrue any compound interest and is payable with the principal at maturity. We recognize as interest income only amounts actually received for payment under the note. Therefore, we do not carry the difference between the accrual rate and the pay rate as an asset on our consolidated balance sheet.

     In December 1999, WRI Holdings sold all of its undeveloped land in the Railwood Industrial Park to an unrelated third party for $8.1 million. These proceeds were used to retire all amounts outstanding (net of deferred gain) under the Railwood Bonds. Additionally, WRI forgave all accrued interest under the Railwood Bonds which has not been recognized as income for financial accounting purposes.

     Pursuant to a loan agreement between WRI Holdings and us and pursuant to a note dated December 28, 1984, as amended in October 1987, January 1991 and March 1994, WRI Holdings may borrow from us the amount necessary, up to a maximum of $40 million, to enable WRI Holdings to pay the interest owing on the Holdings Bonds. Interest on the note accrues at the highest rate per annum permitted by Texas law as to a portion of the debt and at the Chase prime rate plus 2% per annum (but not in excess of the maximum legal rate) on the balance of the debt. The note is payable December 28, 2004. As of December 31, 2000, $23.6 million was outstanding under the note, which represents the difference between the amount recognized as interest income on the Holdings Bonds and the pay rate applicable to the bonds, i.e., we did not recognize as income that portion of the pay rate interest received by us which had been borrowed by WRI Holdings under the note.

     In November 1982, we entered into a loan agreement with River Point Venture I, a joint venture in which Plaza Construction was a joint venture partner. In October of 1987, Plaza Construction acquired all ownership interests in the joint venture it did not already own from the other joint venturer. Additionally, Plaza Construction became the successor of the joint venture under the River Pointe loan agreement, which was amended in December, 1991. Under the terms of the River Pointe loan agreement, we may loan Plaza Construction up to $12 million for construction and development of River Pointe. Interest accrues at the prime rate plus 1%, but not in excess of the maximum rate permitted by law, and payment of the outstanding principal balance is due December 1, 2001. Beginning in 1990, we discontinued the recognition of interest income on this note for financial statement purposes. As of December 31, 2000, the principal amount outstanding under the River Point loan agreement was $3.7 million plus accrued, but nonrecognized, interest of $15.5 million. In December 1999, WRI Holdings sold all of its undeveloped land in the Railwood Industrial Park to an unrelated third party for $8.1 million. These proceeds were used to first retire all amounts outstanding (net of deferred gain) under the Railwood Bonds, with the remainder used to pay down the amount outstanding under the River Pointe loan agreement.

                  SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                      TRUST MANAGERS AND EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the beneficial ownership of our common shares as of February 15, 2001 by (1) each person known by us to own beneficially more than 5% of the outstanding common shares, (2) each current trust manager, (3) each named executive officer, and (4) all current trust managers and executive officers as a group. Unless otherwise indicated, the shares listed in the table are owned directly by the individual or entity, or by both the individual and the individual's spouse. Except as otherwise noted, the individual or entity had sole voting and investment power as to shares shown or, in the case of the individual, the voting power is shared with the individual's spouse.

Certain of the shares listed below are deemed to be owned beneficially by more than one shareholder under SEC rules. Accordingly, the sum of the ownership percentages listed exceeds 100%.


                                            AMOUNT AND NATURE OF
NAME                                        BENEFICIAL OWNERSHIP  PERCENT OF CLASS
------------------------------------------  --------------------  -----------------
Stanford Alexander . . . . . . . . . . . .     2,302,229   (1)          7.2%
Andrew M. Alexander. . . . . . . . . . . .       658,333   (2)          2.1%
Robert J. Cruikshank . . . . . . . . . . .         1,000                  *
Martin Debrovner . . . . . . . . . . . . .       284,970   (3)            *
Melvin A. Dow. . . . . . . . . . . . . . .       502,277   (4)          1.6%
Stephen A. Lasher. . . . . . . . . . . . .       288,000   (5)            *
Douglas W. Schnitzer . . . . . . . . . . .       630,280   (6)          2.0%
Marc J. Shapiro. . . . . . . . . . . . . .        11,500   (7)            *
J. T. Trotter. . . . . . . . . . . . . . .         1,000                  *
Stephen C. Richter . . . . . . . . . . . .        73,232   (8)            *
All trust managers and executive officers
as a group (10 persons). . . . . . . . . .     4,159,471   (9)         13.0%
Capital Research and Management Co.. . . .     2,585,000   (10)         8.2%

_______
*     Beneficial  ownership  of  less  than  1%  of  the  class  is  omitted.


(1) Includes 385,608 shares held by various trusts for the benefit of Mr. Alexander's children and 296,675 shares for which voting and investment power are shared with Andrew M. Alexander and Melvin A. Dow, trust managers; 9,529 shares subject to restrictions on transfer for which Mr. Alexander has the right to vote and 143,934 shares that may be purchased By Mr. Alexander upon exercise of share options that are currently exercisable or that will become exercisable within 60 days of February 15, 2001. Also includes 347,580 shares held by a charitable foundation, over which shares Mr. Alexander and his wife Joan have voting and investment power. Mr. Alexander's address is 2600 Citadel Plaza Drive, Houston, Texas 77008.

(2)   Includes  296,675  shares  over  which Messrs. S. Alexander  and  Dow have shared voting and investment power, 3,333 shares are subject to restrictions on transfer for which Mr. A. Alexander has the right to vote and 95,000 shares that Mr. A. Alexander may purchase upon the exercise of share options that will be exercisable within 60 days of February 15, 2001. Also includes 8,525 shares held in trust for the benefit of Mr. Alexander under the Company's Deferred Compensation Plan, and 25,000 shares held by a charitable foundation, over which shares Mr. A. Alexander and his wife Julie have voting and investment power.

(3) Includes 26,878 shares held in trust for the benefit of Mr. Debrovner's children for which he has voting and investment power, 6,406 shares subject to restrictions on transfer for which Mr. Debrovner has the right to vote and 153,000 shares that may be purchased upon the exercise of share options that will be exercisable within 60 days of February 15, 2001. Also includes 27,613 shares held in trust for the benefit of Mr. Debrovner under the Company's Deferred Compensation Plan.

(4) Includes 296,675 shares over which Messrs. S. Alexander and Dow have shared voting and investment power.

(5) Includes 50,000 shares held by trusts for the benefit of Mr. Lasher's children for which Mr. Lasher exercises voting and investment power.

(6) Mr. Schnitzer shares voting and investment power with Joan Weingarten Schnitzer under trusts for Joan Weingarten Schnitzer with respect to all the shares beneficially owned by Mr. Schnitzer.

(7) Includes 2,600 shares owned by Mr. Shapiro's children for which he disclaims beneficial ownership because he holds no custodial authority with respect to the shares.

(8) Includes 5,055 subject to restrictions on transfer for which Mr. Richter has the right to vote and 36,480 shares that may be purchased upon the exercise of share options that will be exercisable within 60 days of February 15, 2001. Also includes 4,094 shares held in trust for the benefit of Mr. Richter under the Company's Deferred Compensation Plan.

(9) Includes 24,323 shares subject to restrictions on transfer for which the trust managers and executive officers have the right to vote and 428,414 shares that may be purchased upon the exercise of share options that will be exercisable within 60 days of February 15, 2001.

(10) Pursuant to information contained in a Schedule 13G filed by or on behalf of the beneficial owners with the SEC on February 9, 2001. In the
      Schedule 13G, parties listed the address of Capital Research and Management Company as 333 South Hope Street, Los Angeles, CA 90071.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our trust managers and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of holdings and transactions in our securities with the SEC and the NYSE. Executive officers, trust managers and greater than 10% beneficial owners are required by applicable regulations to furnish us with copies of all Section 16(a) forms they file with the SEC.

     Based solely upon a review of the reports furnished to us with respect to fiscal 2000, we believe that all SEC filing requirements applicable to our trust managers and executive officers were satisfied, except Mr. Richter, who had one late filing.

                                  PROPOSAL TWO
                    ADOPTION OF 2001 LONG TERM INCENTIVE PLAN


     Our board has determined it is in our best interest to have an incentive plan in place in order to provide incentive compensation opportunities for key employees, trust managers, consultants and other participants. In view of the foregoing, the board adopted, subject to shareholder approval, the 2001 Long Term Incentive Plan, a summary of which is set forth below and a copy of which is attached hereto as Appendix B. This summary is qualified in its entirety by
                       ----------
reference  to  the  full  text  of  the  plan.

     Purpose. The purpose of the plan is to secure for us and our shareholders the benefits arising from share ownership by selected key employees, consultants and trust managers of the company or its subsidiaries as the compensation committee may from time to time determine. We believe that the possibility of participation in the plan through receipt of incentive share options, nonqualified share options and common shares of beneficial interest that are restricted will provide participants an incentive to perform more effectively and will assist us in attracting and retaining people of outstanding talent and ability.

     Term. The plan will terminate, and no awards can be made under the plan, after April 20, 2011.

     Administration. The plan will be administered by the executive compensation committee, which consists solely of two or more non-employee trust managers. All questions of interpretation and application of the plan are determined by the committee, and each award granted under the plan has a term selected by the committee. The committee will determine from time to time the individuals who are to receive awards under the plan.

     Participation. All regular, full-time employees, meaning an employee who works at least 30 hours or more per week, consultants and trust managers of Weingarten or any of our subsidiaries are eligible for selection to participate in the plan. The number of employees currently eligible to participate in the plan is approximately 250. During the lifetime of participants, share options are exercisable only by the optionee, and no share options will be transferable otherwise than by will or the laws of descent and distribution; provided, however, that the option agreement may allow nonqualified share options to be transferred to permitted transferees (as defined in the plan).

     Shares Available for Grant. A total of 1,000,000 of our common shares of beneficial interest are reserved for issuance under the plan. The shares may be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the committee, shares purchased in the open market). If a share option expires unexercised, is terminated, or is cancelled or forfeited, the shares allocable to the unexercised portion of that share option may again be subject to a share option under the plan.

     The plan provides that in the event of any change in our outstanding shares by reason of any share dividend, split, spinoff, recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares with respect to which awards may be made under the plan, the terms and the number of outstanding shares, and the exercise price of a share option, may be equitably adjusted by the board in its sole discretion.

     Share Options. The committee may designate a share option as an incentive share option or a nonqualified share option, or the committee may award restricted shares. The terms of each award shall be set forth in a written option agreement which incorporates the terms of the plan.

     The exercise price of a nonqualified share option and/or an incentive share option shall be determined by the committee; provided, however, that the exercise price of a nonqualified option and an incentive share option may not be less than 100% of the fair market value (as defined in the plan) of a share on the date of grant, and incentive share options may not be exercisable after 10 years from the date of grant. Additionally, the grant of incentive share options to an employee owning over 10% of our voting shares must be at an exercise price of not less than 110% of the fair market value of the shares on the date of grant, and the incentive share option may not be exercisable after five years from the date of grant. The aggregate fair market value of all shares with respect to which incentive share options are exercisable for the first time by any optionee during any one calendar year shall not exceed $100,000. The purchase price of restricted shares will be determined by the committee on the date the restricted shares are granted, and the restricted shares will be free of the restrictions at the end of the restricted period (as defined in the plan). On March 6, 2001, the closing price of our shares was $42.18 per share.

     Incentive share options and nonqualified share options may be exercised by payment of the share option price in cash, in shares valued at fair market value on the date of exercise, or any combination thereof. A holder of nonqualified share options may also make payment, unless restricted by the committee or the award agreement, in shares purchased upon the exercise of nonqualified share options through our withholding of shares (valued at fair market value as of the date of exercise) that would otherwise be issuable upon exercise of such options equivalent to the purchase price of the nonqualified share options. Special rules apply which limit the time of exercise of a share option following an employee's termination of employment. The committee may impose additional restrictions on the exercise of any share option.

     Amendment of the Plan. The board may amend, suspend or terminate the plan at any time; provided, however, that no action by the board shall, without further approval of the shareholders, increase the total number of shares under the plan, materially increase the benefits accruing under the plan or materially modify the requirements as to eligibility for participation in the plan.
     Change in Control/Corporate Transactions. The plan provides that in the event of any recapitalization, merger, consolidation or conversion, under which the holders of share options do not receive any securities or other property, all awards will remain outstanding and will continue in full force and effect in accordance with their terms. If the corporate transaction is consummated and the holders of share options receive transactional consideration, the awards will be modified as follows: (i) if the corporate transaction provides for the assumption by the entity issuing transactional consideration of the awards without any modification or amendment, the awards will remain outstanding and will continue in full force and effect; (ii) if the corporate transaction does not provide for the assumption by the entity issuing transactional consideration, all vesting restrictions applicable to awards which will not be assumed will accelerate and the award holders may exercise/receive the benefits of the awards during the 10 day period immediately preceding the consummation of the corporate transaction.

     Federal Tax Consequences. The grant of incentive share options to an employee does not result in any income tax consequences. The exercise of an incentive share option generally does not result in any income tax consequences to an employee if (i) the incentive share option is exercised by the employee during his employment with us or one of our subsidiaries, or within a specified period after termination of employment, and (ii) the employee does not dispose of shares acquired pursuant to the exercise of an incentive share option before the expiration of two years from the date of grant of the incentive share option or one year after exercise and the transfer of the shares to him, whichever is later. However, the excess of the fair market value of the shares as of the date of exercise over the option exercise price is includable in an employee's alternative minimum taxable income in the year of exercise.

     An employee who disposes of his incentive share option shares prior to the expiration of the waiting period generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of the shares as of the date of exercise or (ii) the amount realized on the sale, over (b) the incentive share option exercise price. Any additional amount realized on an early disposition should be treated as capital gain to the employee, short or long term, depending on the employee's holding period for the shares.

     As a result of changes made by the IRS Restructuring and Reform Act of 1998 reducing the required holding period for assets afforded long-term capital gains tax treatment, if an employee sells shares acquired pursuant to the exercise of an incentive share option after December 31, 1997, the employee will generally recognize a long-term capital gain or loss on the sale if the shares were held for more than 12 months. Under those circumstances, if the employee recognizes a long-term capital gain on the sale, his or her long-term capital gain will be taxed at a maximum rate of 20%. After December 31, 2000, the sale by an employee of shares acquired pursuant to the exercise of an incentive share option which are held for more than five years will be taxed at a maximum rate of 18%.

     We will not be entitled to a deduction as a result of the grant of an incentive share option, the exercise of an incentive share option, or the sale of incentive share option shares after the waiting period. If an employee disposes of incentive share option shares in an early disposition, we would be entitled to deduct the amount of ordinary income recognized by the employee.

     The grant of nonqualified share options under the plan will not result in the recognition of any taxable income by the optionee. An optionee will recognize ordinary income on the date of exercise of the nonqualified share option equal to the excess, if any, of (i) the fair market value of the shares acquired as of the exercise date, over (ii) the exercise price. The income reportable on exercise of a nonqualified share option is subject to federal income and employment tax withholding. Generally, we will be entitled to a deduction for our taxable year within which the optionee recognizes compensation income in a corresponding amount.

     Generally, the recipient of an award of restricted shares is taxed upon the fair market value of the shares at the date or dates that such shares vest, and we are entitled to a deduction at the same time in the same amount.

     Grants under the Plan. There have been no grants under the plan since the board approved the plan described in this proposal; accordingly, the benefits or amounts that will be received as a result of the adoption of the plan are not currently determinable.

     Shareholder Approval Requirement. The approval of the plan requires the affirmative vote of the holders of a majority of our common shares of beneficial interest voting on the matter. Accordingly, abstentions and broker non-votes applicable to shares at the annual meeting will not be included in the tabulation of votes cast on this proposal.



     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL TWO. PROXIES SOLICITED BY THE BOARD OF TRUST MANAGERS WILL BE SO VOTED UNLESS YOU
SPECIFY  OTHERWISE  IN  YOUR  PROXY.





                                 PROPOSAL THREE
                      RATIFICATION OF INDEPENDENT AUDITORS


     Based upon the recommendation of the audit committee, the shareholders are urged to ratify the appointment by the board of trust managers of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2001. Deloitte, or its predecessors, has served as our independent auditors for more than 30 years and is familiar with our affairs and financial procedures.

     Aggregate fees billed to us for the fiscal year ending December 31, 2000 by Deloitte, were:

          Audit  fees          $262,000
          All  other  fees     $206,425

     Representatives of Deloitte are expected to be present at the annual meeting and will have an opportunity to make a statement, if they desire to do so, and to respond to appropriate questions from shareholders.

     THE BOARD OF TRUST MANAGERS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD OF TRUST MANAGERS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE IN YOUR PROXY.


                             EXECUTIVE COMPENSATION

     The following executive compensation committee report on executive compensation and the performance graph shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933, as amended or under the Securities Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either Act.

EXECUTIVE  COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     Our executive compensation is supervised by the executive compensation committee of the board of trust managers which is comprised entirely of independent trust managers. The executive compensation committee is responsible for evaluating and establishing the level of compensation for executive officers and administering our share option and deferred compensation plans.

     Compensation Philosophy and Objectives. We seek to provide executive compensation that will support the achievement of our growth and financial goals while attracting and retaining qualified executive officers and rewarding superior performance. In order to achieve our objectives, we have structured an incentive based compensation system tied to our financial performance and portfolio growth. We will attempt to maximize the amount of compensation expense that is tax deductible where consistent with our compensation philosophy.

     The executive compensation committee annually reviews our compensation program to ensure that pay levels and incentive opportunities are competitive and reflect our performance. In general, we compensate our executive officers through base salary, bonus compensation, share options and restricted shares. Our annual executive officer compensation package, including that of the Chairman, Chief Executive Officer and the Vice Chairman, generally has lower base salaries than comparable companies, coupled with a leveraged incentive bonus system which will pay more with good performance and less with performance that is below expectation. Generally, bonuses are within 20% to 50% of the base compensation of the individual, depending on the size of the incentive bonus awarded.

     Base Salary. Base salary levels for executive officers are largely derived through an evaluation of the responsibilities of the position held and the experience of the particular individuals, both compared to companies of similar size, complexity and, where comparable, in the same industry. The determination of comparable companies was based upon selections made by both us, as to comparable companies in the real estate industry, and by independent compensation consultants, as to other comparable companies. Not all companies included in the NAREIT All Equity Index described on page 21 are comparable in size and complexity, and not all comparable real estate companies are REITs. Actual salaries are based on an executive officer's skill and ability to influence our financial performance and growth in both the short-term and long-term. During 2000, the executive compensation committee used salary survey data supplied by NAREIT and compensation information provided by outside consultants in establishing base salaries. The executive officers' salaries, including the Chairman/CEO, were generally set at the mid-range of the survey data.

     Bonus Compensation. All of our executive officers participate in a bonus program. Each individual's eligible bonus is based on a percentage of the individual's base salary. This bonus program has been in effect for more than 15 years. The bonus percentage is also based on a competitive analysis. Again, the executive officer's ability to influence our success is considered in establishing this percentage. Earned bonuses are determined annually on the basis of performance against pre-established goals. Other than for the Chairman, Vice Chairman and President, the eligible bonus percentage for executive officers is allocated 50% to our goals and 50% to the individual's goals. Specific individual goals for each executive officer are established at the beginning of the year and are tied to the functional responsibilities of each executive officer. Individual goals include both objective financial measures as well as subjective factors such as efficiency in managing capital resources, successful acquisitions, good investor relations and the continued development of management. Our goals are primarily based on operating performance, as measured by factors such as our funds from operations, and achieving the appropriate growth objective, relating primarily to portfolio acquisitions and new development. Other than the allocation between our goals and the individual, no specific weights are assigned to the individual goals. The bonuses of the Chairman, Vice Chairman and President are based entirely on our performance. Our performance targets were exceeded in fiscal 2000 and consequently the executive officers were eligible for full bonus awards.

     Share Incentive Program. The executive compensation committee strongly believes that by providing our executive officers with an opportunity to increase their ownership of common shares, the interests of shareholders and the executive officers will be closely aligned. Therefore, executive officers are eligible to receive share awards and options from time to time, giving them the right to purchase our common shares. The number of options granted to an executive officer is based on practices of the same comparable companies used to define base salary levels. Share awards and options are a significant part of our executive compensation system, and commencing in 2000, these awards and options will be issued on an annual basis.

     Chairman/CEO Performance Evaluation. For 2000, the executive compensation committee evaluated the Chairman of the Board's performance based on our financial performance and its growth in real estate assets. We exceeded both our funds from operations objective and our goals for acquisition and new development programs by investing in excess of $222 million. Mr. S. Alexander received 106% of his potential bonus based on our having exceeded corporate goals and objectives for 2000. Mr. Alexander's compensation (i.e. base salary, bonus compensation and the share incentive program) is based entirely on company-wide performance and is decided upon by the executive compensation committee.

     The foregoing report is given by the following members of the compensation committee:

                                  MELVIN A. DOW
                                STEPHEN A. LASHER
                                  MARC SHAPIRO

COMPENSATION  OF  EXECUTIVE  OFFICERS

The following table summarizes the compensation paid by us for each of the fiscal years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer and the three other most highly compensated executive officers who received a total annual salary and bonus in excess of $100,000 in fiscal 2000.


                                              SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                           ANNUAL COMPENSATION             COMPENSATION AWARDS
                                   -----------------------------------  -------------------------
                                                                                      SECURITIES
                                                                         RESTRICTED   UNDERLYING
                                                                           SHARE        OPTIONS         ALL
NAME AND                            SALARY      BONUS    OTHER ANNUAL      AWARDS        SARS          OTHER
PRINCIPAL POSITION           YEAR     ($)        ($)     COMPENSATION       ($)         (#)(1)     COMPENSATION
---------------------------  ----  ---------  ---------  -------------  ------------  -----------  -------------

Stanford Alexander           2000  $ 525,000  $ 277,988          ---    $    176,019       ---     $      11,517  (2)
Chairman and Chief           1999    494,000    247,000  $     144,547         ---         ---            13,602
Executive Officer            1998    494,000    235,000        134,536         ---         ---            15,063

Martin Debrovner             2000    410,000    147,688          ---         126,014       ---           127,820  (3)
Vice Chairman                1999    410,000    140,783        110,760         ---         ---           173,299
                             1998    410,000    137,600        104,520         ---         ---           172,449

Andrew M. Alexander          2000    375,000    198,563          ---          73,025       ---            56,832  (4)
President                    1999    312,000     94,000         83,070         ---         ---            41,965
                             1998    300,938    110,000         78,390         ---         ---            42,040

Stephen C. Richter. . . . .  2000    216,208     64,894          ---          89,149       ---            40,382  (5)
Senior Vice President . . .  1999    195,625     44,401          ---           ---         ---            24,893
and Chief Financial Officer  1998    188,100     39,723          ---           ---         ---            23,939

___________
(1)  No  SARs  were  granted  during  1998,  1999  or  2000.
(2)  Includes  $5,324  of  premiums  paid  by  us  under  "split dollar" life insurance agreements and $4,800 for our contributions  to  the  401(k)  Savings  and  Investment  Plan  on  behalf  of  Mr.  S.  Alexander.
(3)  Includes  $2,452  of  premiums  paid  by  us  under  "split  dollar"  life  insurance agreements, $4,800 for our contributions  to  the  401(k)  Savings  and  Investment  Plan  on  behalf  of  Mr.  Debrovner,  and  $117,000 contributed  to  the  Supplemental  Retirement  Plan.
(4)  Includes  $4,800  for our contributions to the 401(k) Savings and Investment Plan on behalf of Mr. Alexander and
     $46,887  contributed  to  the  Supplemental  Retirement  Plan.
(5)  Includes  $4,800  for  our  contributions to the 401(k) Savings and Investment Plan on behalf of Mr. Richter and
     $27,279  contributed  to  the  Supplemental  Retirement  Plan.

OPTION  EXERCISES  AND  FISCAL  YEAR-END  OPTION  VALUES

     The following table sets forth certain information concerning the value of the unexercised options as of December 31, 2000 held by our named executive officers.


                       AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2000 AND
                               FISCAL 2000 YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------------
                        SHARES                       NUMBER OF          VALUE OF UNEXERCISED IN-THE-
                     ACQUIRED ON     VALUE    UNEXERCISED OPTIONS HELD        MONEY OPTIONS AT
NAME                 EXERCISE(#)   RECEIVED     AT DECEMBER 31, 2000         DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------
                                              EXERCISABLE   UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
                                              -----------  --------------  -----------  -------------
Stanford Alexander.        23,000  $ 117,875    106,467        138,118       $609,885         ---
Martin Debrovner            ---        ---      111,000        101,780        790,750         ---
Andrew M. Alexander         ---        ---       67,900        105,313        502,950         ---
Stephen C. Richter          3,000  $  51,187     31,740         33,190        240,840         ---


PENSION  PLAN

     The following table shows the approximate annual retirement benefits under our non-contributory pension plan (before the reduction made for social security benefits) to eligible employees in specified compensation and years of service categories, assuming retirement occurs at age 65 and that benefits are payable only during the employee's lifetime. Benefits are not actuarially reduced where survivorship benefits are provided.

                         ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
                                     YEARS OF SERVICE

  AVERAGE
COMPENSATION      15        20        25        30        35        40
------------  ---------  --------  --------  --------  --------  --------

200,000**       45,000    60,000    75,000    90,000   105,000   120,000
225,000**       50,625    67,500    84,375   101,250   118,125   135,000
250,000**       56,250    75,000    93,750   112,500   131,250   150,000*
300,000**       67,500    90,000   112,500   135,000   157,500*  180,000*
400,000**       90,000   120,000   150,000*  180,000*  210,000*  240,000*
450,000**      101,250   135,000   168,750*  202,500*  236,250*  270,000*
500,000**      112,500   150,000*  187,500*  225,000*  262,500*  300,000*
600,000**      135,000   180,000*  225,000*  270,000*  315,000*  360,000*
700,000**      157,500*  210,000*  262,500*  315,000*  367,500*  420,000*
800,000**      180,000*  240,000*  300,000*  360,000*  420,000*  480,000*

_________
* Currently, the maximum annual pension benefit which currently may be paid under a qualified plan is $140,000 subject to certain grandfather rules for limitation years beginning in 2001.

** Compensation  in  excess  of  $170,000 is  disregarded with  respect to plan years beginning in 2000.  Accordingly, the compensation of each named
   executive    officer included in the  Summary  Compensation Table which was
   covered by the    non-contributory  pension plan was limited to $170,000.



     The compensation used in computing average monthly compensation is the total of all amounts paid by us as shown on the employee's W-2 Form, plus amounts electively deferred by the employee under our savings plan, 125 cafeteria plan and nonqualified deferred compensation plan. Credited years of service for named executive officers as of March 15, 2001 are as follows: Mr. S. Alexander, 47 years; Mr. Debrovner, 33 years; Mr. A. Alexander, 23 years; and Mr. Richter, 21 years. Mr. S. Alexander commenced receiving a benefit under the Plan in January 1996.

     The non-contributory pension plan covers all employees who are age 21 or over, with at least one year of employment with us, except leased employees and employees covered by a collective bargaining agreement. The non-contributory pension plan pays benefits to an employee in the event of death, disability, retirement or other termination of employment after the employee meets certain vesting requirements (generally 20% vesting after two years of service and an additional 20% vesting each year thereafter until 100% vested). Under the non-contributory pension plan, the amount of the monthly retirement benefit payable beginning at age 65, the normal retirement age, is equal to (i) 1.5% of average monthly compensation during five consecutive years, within the last ten years, which would yield the highest average monthly compensation multiplied by years of service rendered after age 21 (not in excess of 40 years), minus (ii) 1.5% of the monthly social security benefits in effect on the date of retirement multiplied by years of service rendered after age 21 and after July 1, 1976 (not in excess of 33.3 years).

CHANGE  OF  CONTROL  ARRANGEMENTS

     We have entered into a severance and change in control agreement with Stephen C. Richter, which becomes operative only upon a change of control. A change of control is deemed to occur upon any one of five events: (1) we merge, consolidate or reorganize into or with another corporation or legal entity and we are not the surviving entity; (2) we sell or otherwise transfer 50% or more of our assets to one entity or in a series of related transactions; (3) any person or group acquires 25% of our then outstanding voting shares; (4) we file a report or proxy statement with the SEC disclosing that a change of control has or will occur; or (5) if, during any 12-month period, trust managers at the beginning of the 12-month period cease to constitute a majority of the trust managers.

     If Mr. Richter is terminated under specified conditions within one year following a change of control, he will be entitled to a severance benefit in an amount equal to (1) 2.99 times his annualized base salary as of the first date constituting a change of control or, if greater, (2) 2.99 times his highest base salary in the five fiscal years preceding the first event constituting a change of control, plus 2.99 times his targeted bonus for the fiscal year in which the first event constituting a change of control occurs. In addition, Mr. Richter is entitled to receive an additional payment or payments to the extent the severance benefit is subject to the excise tax imposed by Section 4999 of the Code or any similar tax imposed by state or local law, or any penalties or interest with respect to the tax. Mr. Richter will also receive one year of employee benefits coverage substantially similar to what he received or was entitled to receive prior to the change in control.

PERFORMANCE  GRAPH

     SEC rules require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by us.

     The graph below provides an indicator of cumulative total shareholder returns for us as compared with the S&P Stock Index and the NAREIT All Equity Index, weighted by market value at each measurement point. The graph assumes that $100 was invested on December 31, 1995 in our common shares and that all dividends were reinvested by the shareholder.

                    COMPARISON OF FIVE YEAR CUMULATIVE RETURN

GRAPH OMITTED


22




                             1996  1997  1998  1999  2000
                             ----  ----  ----  ----  ----
WRI . . . . . . . . . . . .   114   131   139   130   158
S&P 500 Index . . . . . . .   123   164   211   255   232
The NAREIT All Equity Index   135   163   134   128   162



     There can be no assurance that our share performance will continue into the future with the same or similar trends depicted in the graph above. We will not make or endorse any predications as to future share performance.

     SHAREHOLDER  PROPOSALS

     Any shareholder who intends to present a proposal at the annual meeting in the year 2002, and who wishes to have the proposal included in our proxy statement for that meeting, must deliver the proposal to our corporate secretary
M. Candace DuFour, at P.O. Box 924133, Houston, Texas 77292-4133 by November 27, 2001. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for that meeting.

     Any shareholder who intends to bring business at the annual meeting in the year 2001 in a form other than a shareholder proposal in accordance with the preceding paragraph must give written notice to our corporate secretary M. Candace DuFour, at P.O. Box 924133, Houston, Texas 77292-4133, by February 12, 2002.

     ANNUAL  REPORT

     We have provided without charge a copy of the annual report to shareholders for fiscal year 2000 to each person being solicited by this proxy statement. UPON THE WRITTEN REQUEST BY ANY PERSON BEING SOLICITED BY THIS PROXY STATEMENT, WE WILL PROVIDE WITHOUT CHARGE A COPY OF THE ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC (EXCLUDING EXHIBITS, FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). All requests should be directed to: M. Candace DuFour, Vice President and Secretary at Weingarten Realty Investors, P.O. Box 924133, Houston, Texas 77292-4133. This information is also available via the Internet at our world wide web site (www.weingarten.com) and the EDGAR version of such report (with exhibits) is available at the SEC's world wide web site (www.sec.gov).

A-2
                                                                      APPENDIX A

                           WEINGARTEN REALTY INVESTORS

                             AUDIT COMMITTEE CHARTER


The  Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements and the reporting practices of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The  Audit  Committee  shall  make  regular  reports  to  the  Board.

The  Audit  Committee's  primary  responsibilities  include:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review with management and the independent auditor the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings. Such review shall be conducted by the full Audit Committee or, alternatively, a designated member of the Audit Committee.

5. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor or management.

6. Provide primary input into the recommendation to the board for the selection and retention of the independent auditor, including the evaluation of the independent auditors' performance. In so doing, the committee will discuss and consider the auditors written affirmation that the auditor is in fact independent, will discuss the nature and rigor of the audit process, review fees and receive and review all reports and will provide to the independent accountant full access to the committee (and the board) to report on any and all matters appropriate

7. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

8. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information

9. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

10. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

11. Meet at least annually with the chief financial officer and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation of the financial statements and the independent auditors are responsible for auditing the financial statements.

                                                                      APPENDIX B

                           WEINGARTEN REALTY INVESTORS
                          2001 LONG TERM INCENTIVE PLAN


                                 I.     GENERAL
     1.1     Purpose.  The  Weingarten Realty Investors 2001 Long Term Incentive
             -------
Plan (the "Plan") has been established by Weingarten Realty Investors, a Texas real estate investment trust (the "Company"), to:

(a)     attract  and  retain  key  employees  of  the  Company;

(b)     attract  and  retain  trust managers and Consultants (as defined below);

(c) motivate Participants (as defined below) by means of appropriate incentives to achieve long-range goals;

(d) provide incentive compensation opportunities that are competitive with those of comparable enterprises; and

(e) further align Participants' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common shares of beneficial interest;

and thereby promote the long-term financial interest of the Company and its Subsidiaries (as defined below), if any, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     1.2     Effective  Date.  Subject  to  the ratification and approval of the
             ---------------
holders of a majority of the voting common shares of beneficial interest of the Company, the Plan shall be effective as of April 20, 2001, provided, however, that awards made under the Plan prior to such approval of the Plan by shareholders of the Company are contingent on such approval of the Plan by the shareholders of the Company and shall be null and void if such approval of the shareholders of the Company is withheld. The Plan shall terminate on April 20, 2011, the tenth anniversary of the Effective Date.

     1.3     Definitions.  The following definitions are applicable to the Plan.
             -----------

     (a) "Award" shall mean the grant of Share Options or Restricted Shares pursuant to the Plan.

     (b) "Award Agreement" shall mean a written agreement between the Company and a Participant documenting an Award under the Plan.

     (c)     "Board"  shall  mean  the  Board  of Trust Managers of the Company.

     (d) "Cause" shall mean termination of a Participant's employment with the Company or a Subsidiary upon the occurrence of one or more of the following events:

          (1) The Participant's failure to substantially perform such Participant's duties with the Company or any Subsidiary as determined by the Committee or the Board following receipt by the Participant of written notice of such failure and the Participant's failure to remedy such failure within thirty
(30) days after receipt of such notice (other than a failure resulting from the Participant's incapacity during physical or mental illness);

          (2) The Participant's willful failure or refusal to perform specific directives of the Board, which directives are consistent with the scope and nature of the Participant's duties and responsibilities, and which are not remedied by the Participant within thirty (30) days after being notified in writing of such Participant's failure by the Board;

          (3)     The  Participant's  conviction  of  a  felony;  or

          (4) A breach of the Participant's fiduciary duty to the Company or any Subsidiary or willful violation in the course of performing the Participant's duties for the Company or any Subsidiary of any law, rule or regulation (other than traffic violations or other minor offenses). No act or failure to act on the Participant's part shall be considered willful unless done or omitted to be done in bad faith and without reasonable belief that the action or omission was in the best interest of the Company;

provided, however, that for each employee of the Company who has entered into an employment agreement with the Company, "cause" shall have the meaning provided in such employment agreement.

     (e) "Change in Control" shall mean, after the Effective Date, (i) a Corporate Transaction is consummated, other than a Corporate Transaction that would result in substantially all of the holders of voting securities of the Company outstanding immediately prior thereto owning (directly or indirectly and in substantially the same proportions relative to each other) not less than fifty percent (50%) of the combined voting power of the voting securities of the issuing/surviving/resulting entity outstanding immediately after such Corporate Transaction or (ii) an agreement for the sale or other disposition of all or substantially all of the Company's assets (evaluated on a consolidated basis, without regard to whether the sale or disposition is effected via a sale or disposition of assets of the Company, the sale or disposition of the securities of one or more Subsidiaries or the sale or disposition of the assets of one or more Subsidiaries) is consummated.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time (or any successor to such legislation).

     (g) "Committee" shall mean the Executive Compensation Committee of the Board as such Executive Compensation Committee may be constituted from time to time; provided, however, membership on the Committee shall be limited to Non-Employee Trust Managers; and provided further, the Committee will consist of not less than two (2) trust managers.

(h) "Consultant" shall mean any Person who or which is engaged by the Company or any Subsidiary to render consulting services pursuant to a written agreement.

     (i) "Corporate Transaction" shall mean any recapitalization (other than a transaction contemplated by Section 1.10 of the Plan) merger, consolidation or conversion involving the Company or any exchange of securities involving the Shares (other than a transaction contemplated by Section 1.10 of the Plan), provided that an issuance of Shares by the Company shall not be deemed to be a "Corporate Transaction."

     (j) "Disabled" shall mean the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity on behalf of the Company, of which the Board shall be the sole judge.

     (k) "Fair Market Value" of any Share shall mean (i) if the Shares are listed on a national securities exchange or the Nasdaq stock market, the closing price of a Share on a given date; (ii) if the Shares are traded on an exchange or market in which prices are reported on a bid and asked prices, the closing price for a Share on a given date; or (iii) if the Shares are not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Committee, in good faith, shall determine.

(l) "Incentive Share Option" shall mean any option to purchase Shares awarded pursuant to the Plan which qualifies as an "Incentive Share Option" pursuant to Code Section 422.

     (m) "Non-Employee Trust Manager" shall have the meaning set forth for a non-employee director in Rule 16b-3 (or any successor to such rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), who are also "outside directors," as required pursuant to Code Section 162(m) and such Treasury regulations as may be promulgated thereunder.

(n) "Non-Qualified Share Option" shall mean any option to purchase Shares awarded pursuant to the Plan that does not qualify as an Incentive Share Option (including, without limitation, any option to purchase Shares originally designated as or intended to qualify as an Incentive Share Option) but which does not (for whatever reason) qualify as an Incentive Share Option.

(o) "Option Date" shall mean, with respect to any Share Option, the date on which the Share Option is awarded under the Plan.

     (p) "Participant" shall mean (i) any regular full-time employee of the Company or any Subsidiary (meaning an employee who works at least thirty (30) hours or more per week) who is selected by the Committee to participate in the Plan, or (ii) any Consultant or trust manager of the Company or any Subsidiary.

     (q) "Permitted Modification" shall be deemed to be any modification of an Award which is made in connection with a Corporate Transaction and which provides in connection with a Share Option, that subsequent to the consummation of the Corporate Transaction (i) the exercise price of such Share Option will be proportionately adjusted to reflect the exchange ratio applicable to the particular Corporate Transaction and/or (ii) the nature and amount of consideration to be received upon exercise of the Share Option will be the same (on a per share basis) as was received by Persons who were holders of shares of Common Stock immediately prior to the consummation of the Corporate Transaction.

(r) "Permitted Transferees" shall mean a member of a Participant's immediate family, trusts for the benefit of such immediate family members, and partnerships in which the Participant and/or such immediate family members are the only partners, provided that no consideration is provided for the transfer. Immediate family members shall include a Participant's spouse, descendants (children, grandchildren and more remote descendants), and shall include step-children and relationships arising from legal adoption.

     (s) "Person" shall mean an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization or any other form of business organization.

     (t)     "Restricted  Period"  has the meaning ascribed to it in Article IV.

     (u)     "Restricted  Shares"  has the meaning ascribed to it in Article IV.

     (v) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time (or any successor to such legislation).

(w) "Shares" shall mean the common shares of beneficial interest of the Company, $.03 par value per share, of the Company.

     (x) "Share Option" shall mean the right of a Participant to purchase Shares pursuant to an Incentive Share Option or a Non-Qualified Share Option awarded pursuant to the provisions of the Plan.

     (y) "Subsidiary" shall mean any corporation during any period of which fifty percent (50%) or more of the total combined voting power of all classes of securities entitled to vote is owned, directly or indirectly, by the Company.

     (z)     "Transactional  Consideration"  shall have the meaning set forth in
Section  1.11(a)  of  the  Plan.

     1.4     Administration.
             --------------

     (a) The authority to manage and control the operation and administration of the Plan shall be vested in the Committee. Subject to the provisions of the Plan, the Committee will have authority to:

     (1)     select  employees, Consultants or trust managers to receive Awards;

     (2) to determine the time or times of receipt of Shares issued pursuant to an Award;

     (3) to determine the types of Awards and the number of Shares covered by the Awards;

     (4) to establish the terms, conditions, performance criteria, restrictions, and other provisions of Awards;

     (5)     to  amend,  modify  or  suspend  Awards;

     (6)     to  interpret  the  Plan;

     (7) to establish, amend, and rescind any rules and regulations relating to the Plan;

     (8) to determine the terms and provisions of any Award Agreements and, as provided in the Plan, to modify such Award Agreements; and

     (9) to make all other determinations that may be necessary or advisable for the administration of the Plan.

(b) In making Award determinations under the Plan, the Committee may take into account the nature of services rendered by the respective employee, Consultant, independent contractor or trust manager of the Company or any Subsidiary, his or her present and potential contribution to the Company's or any Subsidiary's success and such other factors as the Board deems relevant.

     (c) With respect to persons subject to Section 16 of the Securities Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor rule or statute under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law.

     (d) The Committee shall consist solely of two or more Non-Employee Trust Managers until such time as such other requirements are imposed or as otherwise permitted by Rule 16b-3 or its successor rule or statute under the Exchange Act. The Committee shall function as follows: a majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

     (e) Notwithstanding any provision hereof, the Board, in its sole and exclusive discretion, may vest any or all of the authority, powers and discretion provided to the Committee under this Section or any provision of the Plan to the Board. All members of the Committee will serve at the pleasure of the Board.

     1.5     Participation. Subject to the terms and conditions of the Plan, the
             -------------
Committee shall determine and designate, from time to time, (i) the employees of the Company and/or its Subsidiaries who will participate in the Plan, and (ii) any Consultants or trust managers of the Company and/or its Subsidiaries who will participate in the Plan. In the discretion of the Committee, a Participant may be awarded Share Options or Restricted Shares or any combination thereof, and more than one award may be granted to a Participant; provided, however, that Incentive Share Options shall not be awarded to Participants who are not employees of the Company. Except as otherwise agreed to by the Company and the Participant, any award under the Plan shall not affect any previous award to the Participant under the Plan or any other plan maintained by the Company or its Subsidiaries.

     1.6     Shares Subject to the Plan. The Shares with respect to which awards
             --------------------------
may be made under the Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Committee, shares purchased in the market). Subject to the provisions of Section 1.10, the number of Shares available under the Plan for the grant of Share Options and Restricted Shares shall not exceed 1,000,000 shares in the aggregate. If, for any reason, any award under the Plan or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the Plan and, therefore, any such shares are no longer distributable under the award, such Shares shall again be available for award under the Plan.

     1.7     Compliance  With  Applicable  Laws  and  Withholding  of  Taxes.
             ---------------------------------------------------------------

     (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to issue any Shares under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any Shares under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares. As a condition to the issuance or transfer of any Shares issuable in connection with an award under the Plan, the Company may require an opinion of counsel, satisfactory to the Company, to the effect that (i) such issuance and/or transfer will not be in violation of the Securities Act or any other applicable securities laws and (ii) such issuance and/or transfer will not be in violation of the rules and regulations of any securities exchange or automated quotation system on which the Shares are listed or admitted to trading.

     (b) All awards and payments under the Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of Shares that the Participant already owns, or to which a Participant is otherwise entitled under the Plan. The Company shall have the right to deduct from the number of Shares constituting part of the exercised award paid in cash, if any, in consequence of the exercise of a Share Option or in connection with an award of Restricted Shares under the Plan, any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive Shares pursuant to the exercise of a Share Option pursuant to the Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld.

     (c) Upon the disposition (within the meaning of Code Section 424(c)) of Shares acquired pursuant to the exercise of an Incentive Share Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition.

     (d) Upon termination of the Restricted Period with respect to an award of Restricted Shares (or such earlier time, if any, as an election is made by the employee under Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving Shares in respect of such Restricted Shares award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such Shares or, in lieu thereof, to retain or sell without notice a sufficient number of Shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Shares the amount of taxes that the Company is required to withhold with respect to such dividend payments.

(e) The Company shall not be liable for damages due to delay in the issuance, delivery or transfer of any Shares issuable in connection with an award under the Plan for any reason whatsoever, including, but not limited to, a delay caused by the listing requirements of any securities exchange or automated quotation system or any registration requirements under the Securities Act or under any other state or federal law, rule or regulation. Furthermore, the Company will have no liability to any person for refusing to issue, deliver or transfer any Shares issuable in connection with an award under the Plan if such refusal is based upon the foregoing provisions of this Section.

     1.8     Transferability.  Incentive Share Options and, during the period of
             ---------------
restriction, Restricted Shares, awarded under the Plan are not assignable or transferable except to the Company or as designated by the Participant by will or by the laws of descent and distribution. Incentive Share Options may be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. If provided in the option agreement, Non-Qualified Share Options may be transferred by a Participant to Permitted Transferees, and may be exercised either by the Participant, his guardian or legal representative, or by a Permitted Transferee.

     1.9     Employee  and  Shareholder  Status.  The Plan does not constitute a
             ----------------------------------
contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary or any trust manager or Consultant the right to continue to provide services to the Company or any Subsidiary. No award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he or she fulfills all service requirements and other conditions for receipt of Shares. If the redistribution of Shares is restricted pursuant to
Section 1.7, certificates representing such Shares may bear a legend referring to such restrictions.

     1.10     Adjustments  to Number of Shares Subject to the Plan. In the event
              ----------------------------------------------------
of any change in the outstanding Shares of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, extraordinary dividend, exchange of shares or other similar change, the aggregate number of Shares with respect to which awards may be made under the Plan, the terms and the number of Shares of any outstanding Share Options and Restricted Shares, and the purchase price of a Share under any Share Options, may be equitably adjusted by the Board in its sole discretion.

     1.11     Corporate  Transactions.
              -----------------------

     (a) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of Shares immediately prior to the consummation of such Corporate Transaction do not receive any securities or other property (hereinafter collectively referred to as "Transactional Consideration") as a result of such Corporate Transaction and substantially all of such Persons continue to hold the Shares held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the Awards will remain outstanding and will continue in full force and effect in accordance with its terms (without any modification) following the consummation of the Corporate Transaction.

     (b) If a Corporate Transaction is consummated and immediately following the consummation of such Corporate Transaction the Persons who were holders of Shares immediately prior to the consummation of such Corporate Transaction receive Transactional Consideration as a result of such Corporate Transaction or substantially all of such Persons do not continue to hold the Shares held by them immediately prior to the consummation of such Corporate Transaction (in substantially the same proportions relative to each other), the terms and conditions of the Awards will be modified as follows:

     (1) If the documentation pursuant to which a Corporate Transaction will be consummated provides for the assumption (by the entity issuing Transactional Consideration to the Persons who were the holders of Shares immediately prior to the consummation of such Corporate Transaction) of the Awards granted pursuant to the Plan without any modification or amendment other than the issuer of the shares covered by the Award, such Awards will remain outstanding and will continue in full force and effect in accordance with their terms following the consummation of such Corporate Transaction.

(2) If the documentation pursuant to which a Corporate Transaction will be consummated does not provide for the assumption by the entity issuing Transactional Consideration to the Persons who were the holders of Shares immediately prior to the consummation of such Corporate Transaction of the Awards granted pursuant to the Plan without any modification or amendment, all vesting restrictions (performance based or otherwise) applicable to Awards which will not be so assumed will accelerate and the holders of such Awards may (subject to the expiration of the term of such Awards) exercise/receive the benefits of such Awards without regard to such vesting restrictions during the ten (10) day period immediately preceding the consummation of such Corporate Transaction. For purposes of the immediately preceding sentence, all performance based goals will be deemed to have been satisfied in full. The Company will provide each Participant holding Awards that will not be so assumed with reasonable notice of the termination of such vesting restrictions and the impending termination of such Awards. Upon the consummation of such a Corporate Transaction, all unexercised Awards which are not to be so assumed will automatically terminate and cease to be outstanding.

     (c) Nothing contained in this Section will be deemed to extend the term of an Award or to revive any Award which has previously lapsed or been cancelled, terminated or surrendered.

     1.12     Agreement  With Company. At the time of any Awards under the Plan,
              -----------------------
the Committee will require a Participant to enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     1.13     Amendment  and  Termination  of  Plan.  Subject  to  the following
              -------------------------------------
provisions of this Section 1.13, the Board may at any time and in any way amend, suspend or terminate the Plan. No amendment of the Plan and, except as provided in Section 1.10, no action by the Board shall, without further approval of the shareholders of the Company, increase the total number of Shares with respect to which awards may be made under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements as to eligibility for participation in the Plan, if shareholder approval of such amendment is a condition of Rule 16b-3 or its successor rule or statute, the Code or any exchange or market system on which the Shares are listed at the time such amendment is adopted. No amendment, suspension or termination of the Plan shall alter or impair any Share Option or Restricted Shares previously awarded under the Plan without the consent of the holder thereof.

1.14     Amendments  and  Adjustments To Awards. The Committee may amend, modify
         --------------------------------------
or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including, without limitation, to change the date or dates as of which and/or the terms and conditions pursuant to which (a) a Share Option becomes exercisable or (b) to amend the terms of any outstanding Share Option to provide an exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Award or (c) to cancel an Award and grant a new Award in substitution therefore under such different terms and conditions as the Committee determines in its sole discretion to be appropriate including, but not limited to, having an exercise price per share which may be higher or lower than the exercise price per share of the cancelled Award. The Committee may also make adjustments in the terms and conditions of, and the criteria included in agreements evidencing Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 1.11 of the Plan) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent reduction or enlargement of the benefits or potential benefits intended to be made available pursuant to the Plan. Any provision of the Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award. The determinations of value pursuant to this Section shall be made by the Committee in its sole discretion.

     1.15     Liability  of  the  Company.  By  accepting any benefits under the
              ---------------------------
Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consented to, any action taken or made to be taken or made under the Plan by the Company, the Board, the Committee or any other committee appointed by the Board. No Participant or any person claiming under or through him or her shall have any right or interest, whether vested or otherwise, in the Plan or in any Share Option hereunder, contingent or otherwise, unless and until such Participant shall have complied with all of the terms, conditions and provisions of the Plan and the Award Agreement relating thereto. Neither the Company, its trust managers, officers or employees, nor any of the Related Companies which are in existence or hereafter come into existence, shall be liable to any Participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any incentive Share Options granted hereunder do not qualify for tax treatment as incentive Share Options under Section 422 of the Code. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation which may be created by the Plan.

1.16     Unfunded  Plan.  Insofar  as  it provides for Awards, the Plan shall be
         --------------
unfunded. Although bookkeeping accounts may be established with respect to Participants who are granted Awards of Shares under the Plan, any such accounts will be used merely as a bookkeeping convenience. Except for the holding of Restricted Shares in escrow pursuant to Article IV hereof, the Company shall not be required to segregate any assets which may at any time be represented by Awards under the Plan, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board nor the Committee be deemed to be a trustee of Shares or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award under the Plan shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.

1.17     Date  of  Grant  of  an  Award.  Except  as  noted in this Section, the
         ------------------------------
granting of an Award shall take place only upon the execution and delivery by the Company and the Participant of an Award Agreement and neither any other action taken by the Committee or the Board nor anything contained in the Plan or in any resolution adopted or to be adopted by the Committee, the Board or the shareholders of the Company shall constitute the granting of an Award pursuant to this Plan. Solely, for purposes of determining the Fair Market Value of the Shares subject to an Award, such Award will be deemed to have been granted as of the date specified by the Committee or the Board notwithstanding any delay which may elapse in executing and delivering the applicable Award Agreement.

1.18     Governing  Law.  The  validity, construction and effect of the Plan and
         --------------
any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Texas, without giving effect to the choice of laws, rules and principles.

                           II. INCENTIVE SHARE OPTIONS
     2.1     Definition.  The  award of an Incentive Share Option under the Plan
             ----------
entitles the Participant to purchase Shares at a price fixed at the time the option is awarded, subject to the following terms of this Article II.

     2.2     Eligibility. The Committee shall designate the Participants to whom
             -----------
Incentive Share Options, as described in Code Section 422(b) or any successor section thereto, are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them. Incentive Share Options may be awarded only to employees. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded) of Shares with respect to which Incentive Share Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000.

     2.3     Price.  The  purchase  price  of  a  Share under an Incentive Share
             -----
Option shall be determined by the Committee, provided, however, that in no event shall such price be less than the greater of (i) 100% of the Fair Market Value of a Share as of the Option Date (or 110% of such Fair Market Value if the holder of the option owns shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company or any Subsidiary) or (ii) the par value of a share on such date.

     2.4     Exercise.
             --------

     (a) Each Incentive Share Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments, as may be determined by the Committee at the Option Date.

(b) Unless otherwise provided in the Award Agreement evidencing such Incentive Share Option, Participants may elect to pay the purchase price of Shares purchased upon the exercise of Incentive Share Options in cash or through delivery at the time of such exercise of Shares (valued at Fair Market Value as of the date of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Incentive Share Options. A Participant's payment of the purchase price in connection with the exercise of an Incentive Share Option through delivery of Shares ("ISO Shares") that were acquired through the exercise of an Incentive Share Option and that have not been held for more than one year will be considered a disposition (within the meaning of Code Section 422(c)) of ISO Shares, resulting in the disqualification of the ISO Shares from treatment as an Incentive Share Option under Code Section 422, and the Participant's recognition of ordinary income. Participants should consult with their tax advisors prior to electing to exercise an Incentive Share Option by this method.

(c) As soon as practicable following the time of exercise of an Incentive Share Option, a certificate representing the Shares so purchased shall be delivered to the Participant.

     2.5     Option  Expiration  Date.  Unless  otherwise  provided by the Award
             ------------------------
Agreement, the "Expiration Date" with respect to an Incentive Share Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

     (a) the date that is (10) ten years after the date on which the Incentive Share Option is awarded (or, if the Participant owns shares possessing more than ten percent (10%) of the combined voting power of all classes of shares of the Company or any Subsidiary, the date that is five (5) years after the date on which the Incentive Share Option is awarded);

     (b) the date that is one (1) year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death;

     (c) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated for reason other than death or becoming Disabled. All rights to purchase Shares pursuant to an Incentive Share Option shall cease as of such option's Expiration Date; or

(d)     the  date  the  Participant  is  terminated  for  Cause.

All rights to purchase Shares pursuant to an Incentive Share Option shall cease as of such option's Expiration Date.

                        III. NON-QUALIFIED SHARE OPTIONS
     3.1     Definition.  The  award  of  a Non-Qualified Share Option under the
             ----------
Plan entitles the Participant to purchase Shares at a price fixed at the time the option is awarded, subject to the following terms of this Article III.

     3.2     Eligibility. The Committee shall designate the Participants to whom
             -----------
Non-Qualified Share Options are to be awarded under the Plan and shall determine the number of option shares to be offered to each of them.

     3.3     Price.  The  purchase  price of a Share under a Non-Qualified Share
             -----
Option shall be determined by the Committee; provided, however, that in no event shall such price be less than 100% of the Fair Market Value of a Share as of the Option Date.

     3.4     Exercise.
             --------

     (a) Each Non-Qualified Share Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments, as may be determined by the Committee at the Option Date.

(b) Unless otherwise provided in the Award Agreement evidencing such Non-Qualified Share Option, Participants may elect to pay the purchase price of Shares purchased upon the exercise of Non-Qualified Share Options in cash or through delivery at the time of such exercise of Shares (valued at Fair Market Value as of the date of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Share Options. Participants also may elect to pay, unless restricted by the Committee or the terms of the Participant's Award Agreement, the purchase price, in whole or in part, in Shares purchased upon the exercise of Non-Qualified Share Options through the Company's withholding of Shares (valued at Fair Market Value as of the date of exercise) that would otherwise be issuable upon exercise of such options equivalent to the purchase price of such Non-Qualified Share Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

(c) As soon as practicable following the time of exercise of a Non-Qualified Share Option, a certificate representing the Shares so purchased shall be delivered to the Participant.

     3.5     Option  Expiration  Date.  Unless  otherwise  provided  in  a
             ------------------------
Participant's Award Agreement, the "Expiration Date" with respect to a Non-Qualified Share Option or any portion thereof awarded to a Participant under the Plan means the earliest of:

     (a) the date that is (10) ten years after the date on which the Non-Qualified Share Option is awarded;

(b) the date that is one (1) year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death;

     (c) thirty (30) days following the date that the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled; or

(d)     the  date  the  Participant  is  terminated  for  Cause.

All rights to purchase Shares pursuant to a Non-Qualified Share Option shall cease as of such option's Expiration Date.

                              IV. RESTRICTED SHARES
     4.1     Definition.  Restricted  Share  Awards  are  grants  of  Shares  to
             ----------
Participants, the vesting of which is subject to a required period of employment and any other conditions established by the Committee.

     4.2     Eligibility. The Committee shall designate the Participants to whom
             -----------
Restricted Shares are to be awarded and the number of Shares that are subject to the award.

     4.3     Terms  and  Conditions  of Awards. All Restricted Shares awarded to
             ---------------------------------
Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as shall be prescribed by the Committee in its sole discretion and as shall be contained in the Participant's Award Agreement.

     (a) Restricted Shares awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of years as the Committee may determine on the date of grant of the Award of Restricted Shares (the "Restricted Period"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Committee, the right to receive all dividends paid on such shares (including any non-vested shares subject to an Award).

     (b) The Committee may in its discretion, at any time after the date of the award of Restricted Shares, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants.

     (c) Except as otherwise determined by the Committee in its sole discretion, a Participant whose employment with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit Restricted Shares remaining subject to any outstanding vesting requirements under the Restricted Share Award.

     (d) Each certificate issued in respect of Restricted Shares awarded under the Plan shall be registered in the name of the Participant and, at the discretion of the Committee, each such certificate may be deposited with the Company's transfer agent or an agent of the Company as designated by the Committee. Each such certificate shall bear the following (or a similar) legend:

"The transferability of this certificate and the Shares represented hereby are subject to the terms and conditions (including forfeiture) contained in the Weingarten Realty Investors 2001 Long Term Incentive Plan and an agreement entered into between the registered owner and Weingarten Realty Investors. A copy of such plan and agreement is on file in the office of the Secretary of Weingarten Realty Investors, 2600 Citadel Plaza Drive #300, Houston, Texas 77008.



(e) At the end of the Restricted Period for Restricted Shares, such Restricted Shares will be transferred free of all restrictions (other than those imposed by law) to a Participant (or his or her legal representative, beneficiary or heir).






                           WEINGARTEN REALTY INVESTORS
                           ---------------------------
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 20, 2001

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUST MANAGERS

The shareholder of Weingarten Realty Investors, a Texas real estate investment trust, whose name and signature appear on the reverse side of this card hereby appoints Stanford Alexander, Martin Debrovner and Andrew M. Alexander, or each of them, the proxies of the shareholder, each with full power of substitution, to vote at the annual meeting, and at any adjournments of the annual meeting, all common shares of Weingarten that the shareholder is entitled to vote at the annual meeting, in the manner shown on the reverse side of this card.

THE COMMON SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS GIVEN, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF, SUBJECT TO LIMITATIONS SET FORTH IN APPLICABLE REGULATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

                                SEE REVERSE SIDE

                           WEINGARTEN REALTY INVESTORS

PLEASE MARK YOUR VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY: . THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


     Election  of  Trust  Managers.

FOR  all  nominees listed below (except as marked to the contrary).     Withhold
Authority  to  vote  for  all  nominees  listed  below.

Stanford Alexander, Andrew M. Alexander, James Crownover, Robert J. Cruikshank, Martin Debrovner,
Melvin  A.  Dow,  Stephen  A.  Lasher, Douglas W. Schnitzer, and Marc J. Shapiro

INSTRUCTION: To withhold authority to vote for any individual nominee, list the individual's name below.


     Approval  of  the  2001  Long  Term  Incentive  Plan.

                           FOR     AGAINST     ABSTAIN
                           ---


     Ratification of Deloitte & Touche LLP as Weingarten's independent auditors.

                           FOR     AGAINST     ABSTAIN


     IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OF THE ANNUAL MEETING.

The undersigned hereby revokes any proxy previously given with respect to Weingarten's common shares and hereby ratifies and confirms all that the proxies, their substitutes or any of them may lawfully do by virtue hereof.


Signature          Date

Signature          Date
Note: Please sign exactly as name(s) appear(s) on this card. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When executed by a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner, giving title. Please sign, date and mail this proxy promptly whether or not you expect to attend the meeting. You may nevertheless vote in person if you do attend.

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
               PROMPTLY, USING THE ENCLOSED ENVELOPE.  THANK YOU.